CONSENT OF COUNSEL

We hereby consent to the use of our name as legal counsel in the Registration Statement filed on Form SB-2 pursuant to the Securities Act of 1933 (the "Act") by PVAXX Corporation.

                                   NADEAU & SIMMONS, P.C.

                                   /S/ Nadeau & Simmons, P.C.
                                   By:_____________________________
                                   Providence, RI
                                   July 15, 2000